NOVEMBER 1, 2024
SUPPLEMENT TO THE FOLLOWING PROSPECTUSES:
HARTFORD DOMESTIC EQUITY FUNDS PROSPECTUS
DATED MARCH 1, 2024, AS SUPPLEMENTED TO DATE
HARTFORD FIXED INCOME FUNDS PROSPECTUS
DATED MARCH 1, 2024, AS SUPPLEMENTED TO DATE
HARTFORD INTERNATIONAL/GLOBAL EQUITY FUNDS PROSPECTUS
DATED MARCH 1, 2024, AS SUPPLEMENTED TO DATE
HARTFORD MULTI-STRATEGY FUNDS PROSPECTUS
DATED MARCH 1, 2024, AS SUPPLEMENTED TO DATE
This Supplement contains new and additional information and should be read in connection with your Statutory Prospectus.
(1) The overnight mailing address for Hartford Funds reflected in each of the above referenced Statutory Prospectuses is changing effective November 1, 2024. Accordingly, the changes described below are being made to each of the above referenced Statutory Prospectuses.
(a) The last sentence in the section entitled “Purchase and Sale of Fund Shares” in each Fund’s summary section is deleted in its entirety and replaced with the following effective November 1, 2024:
For overnight mail, please send the request to Hartford Funds, 801 Pennsylvania Ave, Suite 219060, Kansas City, MO 64105-1307.
(b) All references to Hartford Funds’ overnight mailing address in the section entitled “How to Buy and Sell Shares” and the back cover page are deleted in their entirety and replaced with the following address:
(For overnight mail)
Hartford Funds
801 Pennsylvania Ave, Suite 219060
Kansas City, MO 64105-1307
(2) Effective immediately, under the heading “Appendix A –  Intermediary-Specific Sales Charge Waivers and Discounts” in each of the above referenced Statutory Prospectuses, the information for Ameriprise Financial is deleted in its entirety and replaced with the following:
Ameriprise Financial
Front-end sales charge reductions on Class A shares purchased through Ameriprise Financial
Shareholders purchasing Class A shares of a fund through an Ameriprise Financial platform or account are eligible only for the following sales charge reductions, which may differ from those disclosed elsewhere in this prospectus or the SAI. Such shareholders can reduce their initial sales charge on the purchase of Class A shares as follows:
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Transaction size breakpoints, as described in this prospectus or the SAI.
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Rights of accumulation (ROA), as described in this prospectus or the SAI.
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Letter of intent, as described in this prospectus or the SAI.
Front-end sales charge waivers on Class A shares purchased through Ameriprise Financial
Shareholders purchasing Class A shares of a fund through an Ameriprise Financial platform or account are eligible only for the following sales charge waivers, which may differ from those disclosed elsewhere in this prospectus or the SAI. Such shareholders may purchase Class A shares at NAV without payment of a sales charge as follows:
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shares purchased by employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer- sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs or SAR-SEPs.
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shares purchased through reinvestment of capital gains and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the same fund family).
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shares exchanged from Class C shares of the same fund in the month of or following the seven-year anniversary of the purchase date. To the extent that this prospectus elsewhere provides for a waiver with respect to such shares following a shorter holding period, that waiver will apply to exchanges following such shorter period. To the extent that this prospectus elsewhere provides for a waiver with respect to exchanges of Class C shares for load waived shares, that waiver will also apply to such exchanges.
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shares purchased by employees and registered representatives of Ameriprise Financial or its affiliates and their immediate family members.
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shares purchased by or through qualified accounts (including IRAs, Coverdell Education Savings Accounts, 401(k)s, 403(b) TSCAs subject to ERISA and defined benefit plans) that are held by a covered family member, defined as an Ameriprise Financial advisor and/or the advisor’s spouse, advisor’s lineal ascendant (mother, father, grandmother, grandfather, great grandmother, great grandfather), advisor’s lineal descendant (son, step-son, daughter, step-daughter, grandson, granddaughter, great grandson, great granddaughter) or any spouse of a covered family member who is a lineal descendant.
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shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (i.e. Rights of Reinstatement).
CDSC waivers on Class A and C shares purchased through Ameriprise Financial
Fund shares purchased through an Ameriprise Financial platform or account are eligible only for the following CDSC waivers, which may differ from those disclosed elsewhere in this prospectus or the SAI:
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redemptions due to death or disability of the shareholder
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shares sold as part of a systematic withdrawal plan as described in this prospectus or the SAI
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redemptions made in connection with a return of excess contributions from an IRA account
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shares purchased through a Right of Reinstatement (as defined above)
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redemptions made as part of a required minimum distribution for IRA and retirement accounts pursuant to the Internal Revenue Code
This Supplement should be retained with your Statutory Prospectus for future reference.
HV-7690
November 2024